UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST
SUITE 700
SALT LAKE CITY, UTAH	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 13, 2024, Instructure Holdings, Inc. (the “Company”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of July 25, 2024 (the “Merger Agreement”), by and among Icon Parent Inc. (“Parent”), Icon Acquisition Sub Inc. (“Merger Sub”) and the Company. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a leading global investment firm.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the consummation of the Merger, on November 13, 2024, the Company repaid in full all amounts outstanding under the Credit Agreement, dated as of October 29, 2021 (as amended by the First Amendment to Credit Agreement, dated as of June 7, 2023, and the Second Amendment to Credit Agreement, dated as of February 1, 2024, the “Credit Agreement”), by and among the Company, as borrower, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and terminated the Credit Agreement in accordance with its terms.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 13, 2024, the Merger was completed and the Company became a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than (i) shares of Company Common Stock held by the Company as treasury stock, held by any subsidiary of the Company or owned by Parent or any of its subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”), which were automatically cancelled and extinguished without any consideration paid therefor, and (ii) any shares of Company Common Stock for which appraisal rights have been properly demanded and perfected in accordance with Delaware law (collectively, the “Appraisal Shares”)), was automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $23.60, without interest thereon (the “Per Share Price”) and subject to applicable withholding taxes.

•

Each award of restricted stock units of the Company (“Company RSUs”) outstanding and vested as of immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the transactions contemplated by the Merger Agreement (a “Vested Company RSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time.

•

Each award of Company RSUs outstanding as of immediately prior to the Effective Time that was not a Vested Company RSU (an “Unvested Company RSU”) was automatically cancelled and replaced with a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amounts”), which Cash Replacement Company RSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSUs for which the Cash Replacement Company RSU Amounts were exchanged would have vested and been payable pursuant to their terms, and otherwise generally have the same terms and conditions as applied to the Unvested Company RSUs for which they were exchanged.

•

Each award of performance-based restricted stock units of the Company (“Company PSUs”) that was outstanding and vested as of immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the transactions contemplated by the Merger Agreement (including any Company PSUs for which the applicable vesting condition was met prior to or as a result of the consummation of the transactions contemplated by the Merger Agreement) (a “Vested Company PSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company PSU as of immediately prior to the Effective Time.

•

Each award of Company PSUs that was outstanding as of immediately prior to the Effective Time that was not a Vested Company PSU (an “Unvested Company PSU”) was automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company PSU as of immediately prior to the Effective Time (the “Cash Replacement Company PSU Amounts”), which Cash Replacement Company PSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, vest and be payable at the same time as the Unvested Company PSUs for which the Cash Replacement Company PSU Amounts were exchanged would have vested and been payable pursuant to their terms; provided that, with respect to an Unvested Company PSU that remained outstanding and subject to such performance vesting conditions as of immediately prior to the Effective Time, the performance metrics of such Unvested Company PSU were deemed achieved at actual levels of performance effective as of the Effective Time, measured with pro-ration based on the portion of the performance period that elapsed prior to the Effective Time, in good faith by the compensation committee of the board of directors of the Company. The Cash Replacement Company PSU Amounts will otherwise generally have the same terms and conditions as applied to the Unvested Company PSU for which they were exchanged.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger and the Merger Agreement is only a summary of certain material provisions thereof, does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2024, and which is incorporated herein by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 13, 2024, in connection with the consummation of the Merger, the Company (i) notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and (ii) requested that the NYSE suspend trading of the Company Common Stock prior to the opening of trading on November 13, 2024. The Company also requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on November 13, 2024. After the Form 25 becomes effective, the Surviving Corporation intends to file with the SEC a Form 15 requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information contained in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

In connection with the consummation of the Merger, at the Effective Time, holders of shares of Company Common Stock (other than the Owned Company Shares or the Appraisal Shares), Company RSUs and Company PSUs ceased to have any rights in connection with their holding of such securities (other than their right to receive (i) with respect to Company Common Stock, the Per Share Price, as described in the Item 2.01 of this Current Report on Form 8-K, and (ii) with respect to Company RSUs and Company PSUs, the consideration described in Item 2.01 of this Current Report on Form 8-K).

The information contained in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

As a result of the consummation of the Merger, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

The information contained in the Introductory Note, Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the Merger, and as of the Effective Time, Holden Spaht, Brian Jaffee, Charles Goodman, Erik Akopiantz, James Hutter, Ossa Fisher and Lloyd Waterhouse resigned from the board of directors of the Company and any committee thereof. These resignations were not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices. Additionally, the officers of the Company immediately prior to the completion of the Merger became the officers of the Surviving Corporation.

Prior to the closing of the Merger, Steve Daly, Matthew Kaminer, and Peter Walker each entered into an agreement with the Company, pursuant to which they agreed that certain of their outstanding Company RSUs would be forfeited prior to the closing of the Merger in consideration of each respective executive’s continued employment with Parent and its affiliates following the closing of the Merger.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the consummation of the Merger, and as of the Effective Time, the Company’s certificate of incorporation and its bylaws, as in effect immediately prior to the Effective Time, were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

ITEM 8.01 OTHER EVENTS

On November 13, 2024, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, by and among Instructure Holdings, Inc., Icon Parent Inc. and Icon Acquisition Sub Inc., dated July 25, 2024 (incorporated by reference from Exhibit 2.1 to Instructure Holdings Inc.’s Current Report on Form 8-K filed on July 25, 2024)*

3.1	Third Amended and Restated Certificate of Incorporation of Instructure Holdings, Inc., dated as of November 13, 2024

3.2	Second Amended and Restated Bylaws of Instructure Holdings, Inc., dated as of November 13, 2024

99.1	Press Release dated November 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date: November 13, 2024	By:	/s/ Matthew A. Kaminer
	Name:	Matthew A. Kaminer
	Title:	Chief Legal Officer